Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated December 21, 2007
to Prospectus Dated February 1, 2007

The following information supplements and amends the information in the Prospectus regarding Security Equity Fund Global Series (the "Fund"):

Effective August 1, 2007, Security Global Investors, LLC ("SGI") has been appointed as investment sub-adviser for the Fund, replacing the current sub-adviser. The Fund's investment objective and risks will remain substantially the same under the SGI Sub-Advisory Agreement.

The Prospectus's discussion of the Fund's principal investment strategies is replaced with the following:

The Fund pursues its objective by investing, under normal market conditions, in at least three countries, one of which may be the United States. The Fund invests primarily in foreign and domestic common stocks or convertible stocks of companies considered to have appreciation possibilities. While the Fund may invest in the United States, there is no limit on its foreign investments. Investments in debt securities may be made when market conditions are uncertain.

The Fund may also invest a portion of its assets in options, futures contracts and foreign currencies, which may be used to hedge the Fund's portfolio, to increase returns or to maintain exposure to the equity markets. The Fund may also invest in emerging market countries.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund. This active trading may increase the costs the Fund incurs and entail negative tax consequences by generating short-term capital gains.

The Fund's sub-adviser, Security Global Investors, Inc. ("SGI"), manages Fund assets pursuant to a Global Equity strategy that seeks consistent alpha in all market environments. Using a proprietary database comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, SGI generally diversifies the Fund's investments broadly across countries and industries.

Under adverse or unstable market conditions, the Fund may invest some or all of its assets in cash, repurchase agreements or money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and such a defensive strategy could reduce the benefit to the Fund of any upswing in the market.

Advisory Fees

Advisory fees paid by the Fund to the Investment Manager have not changed. SGI receives monthly compensation from the Investment Manager at the following annual rates (expressed as a percentage of average daily net assets) based on a percentage of the average daily closing value of the combined net assets of the Fund and another fund in the Security Fund complex, as follows: 0.32% of the combined average daily net assets up to $300 million, plus 0.27% of such assets over $300 million up to $750 million and 0.22% of such assets over $750 million. With respect to the other fund, the Investment Manager will pay this fee to SGI only with respect to the portion of that fund managed by SGI.

About SGI

SGI, Two Embarcadero Center, Suite 2350, San Francisco, California 94111, is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of August 1, 2007, SGI had approximately $525 million in assets under management. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company.

The following portfolio managers oversee day-to-day operations of the Fund:

John Boich, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

Scott F. Klimo, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia, where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

David Whittall, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

Effective August 1, 2007, 6th Avenue Investment Management Company, LLC, has changed its name to Security Investors, LLC. All references in the Prospectus to 6th Avenue Investment Management Company, LLC, are hereby replaced with references to Security Investors, LLC.

Please Retain This Supplement For Future Reference